AMENDMENT NO. 6

TO FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

This Amendment No. 6 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the “Trust”) amends the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trustees have established and designated Class R Shares for Invesco Quality Income Fund and Class S Shares for Invesco Oppenheimer Portfolio Series: Moderate Investor Fund, effective September 17, 2019, and desire to amend the Agreement to remove Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund, effective October 30, 2019;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 17, 2019.

By:	/s/ Jeffrey H. Kupor

Names: Jeffrey H. Kupor
Title: Senior Vice President

EXHIBIT 1

“SCHEDULE A

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Balanced-Risk Retirement Now Fund	Class A Shares Class AX Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class A Shares Class AX Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class A Shares Class AX Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement 2040 Fund	Class A Shares Class AX Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class A Shares Class AX Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Conservative Allocation Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares

Invesco Convertible Securities Fund	Class A Shares Class C Shares Class F Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Global Low Volatility Equity Yield Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Growth Allocation Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares

Invesco Income Allocation Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco International Allocation Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Mid Cap Core Equity Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Moderate Allocation Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares

Invesco Oppenheimer International Diversified Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Main Street Mid Cap Fund®	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Main Street Small Cap Fund®	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Master Event-Linked Bond Fund	Class R6 Shares

Invesco Oppenheimer Mid Cap Value Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Portfolio Series: Active Allocation Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Portfolio Series: Conservative Investor Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Portfolio Series: Growth Investor Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Portfolio Series: Moderate Investor Fund	Class A Shares Class C Shares Class R Shares Class S Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Quality Income Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Small Cap Growth Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares Investor Class Share

Invesco Peak Retirement™ 2015 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2020 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2025 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2030 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2035 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2040 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2045 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2050 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2055 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2060 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2065 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ Now Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares”